FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS

10. FINANCIAL INSTRUMENTS

Concentrations of Credit Risk. Financial instruments that potentially subject us to concentrations of credit risk consist of cash and cash equivalents and accounts receivable. We maintain our cash and cash equivalents in bank deposit accounts that frequently exceed federally insured limits. We have not experienced any losses in such accounts and do not believe we are exposed to any significant risk.

Accounts receivable primarily comprise amounts due for the gathering, treating and processing services we provide to our customers and also the sale of natural gas liquids resulting from our processing services. This industry concentration has the potential to impact our overall exposure to credit risk, either positively or negatively, in that our customers may be similarly affected by changes in economic, industry or other conditions. We monitor the creditworthiness of our counterparties and can require letters of credit for receivables from counterparties that are judged to have substandard credit, unless the credit risk can otherwise be mitigated. Our top five customers or counterparties accounted for 62% of total accounts receivable at December 31, 2016, compared with 68% as of December 31, 2015.

Fair Value. The carrying amount of cash and cash equivalents, accounts receivable and trade accounts payable reported on the balance sheet approximates fair value due to their short-term maturities.

The Deferred Purchase Price Obligation's carrying value is its fair value because carrying value represents the present value of the payment expected to be made in 2020. Our calculation of the Deferred Purchase Price Obligation involves significant assumptions and judgments. Differing assumptions regarding any of these inputs could have a material effect on the ultimate cash payment and the Deferred Purchase Price Obligation. As such, its fair value measurement is classified as a non-recurring Level 3 measurement in the fair value hierarchy because our assumptions and judgments are not observable from objective sources (see Note 16).

The Deferred Purchase Price Obligation represents our only Level 3 financial instrument fair value measurement.  A rollforward of our Level 3 liability measured at fair value on a recurring basis follows.

Year ended December 31, 2016
(In thousands)
Level 3 liability, beginning of period	$—
Addition	507,427
Change in fair value	55,854
Level 3 liability, end of period	$563,281

A summary of the estimated fair value of our debt financial instruments follows.

	December 31, 2016		December 31, 2015
	Carrying value	Estimated fair value (Level 2)	Carrying value	Estimated fair value (Level 2)
	(In thousands)
Summit Holdings Revolving Credit Facility	$648,000	$648,000	$344,000	$344,000
Summit Holdings 5.5% Senior Notes ($300.0 million principal)	296,484	294,500	295,861	224,000
Summit Holdings 7.5% Senior Notes ($300.0 million principal)	295,817	316,000	294,909	257,000
SMP Holdings revolving credit facility (1)	—	—	115,000	115,000
SMP Holdings term loan (1)	—	—	217,500	217,500

(1) Debt was allocated to the 2016 Drop Down Assets prior to the closing of the 2016 Drop Down but was retained by Summit Investments after close.

The carrying value on the balance sheet of each revolving credit facility and the term loan is its fair value due to its floating interest rate. The fair value for the Senior Notes is based on an average of nonbinding broker quotes as of December 31, 2016 and 2015. The use of different market assumptions or valuation methodologies may have a material effect on the estimated fair value of the Senior Notes.